                                                                   EXHIBIT 10.32



         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is dated as of December 1, 1997, by and between Venture Lending & Leasing, Inc., a Maryland corporation ("Lender"), and Digital Generation Systems, Inc., a California corporation ("Borrower").


                                    Recitals

         A. Borrower is currently indebted to Lender pursuant to a Loan Agreement dated as of January 28, 1997 (the "Loan Agreement"). Capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Loan Agreement.

         B. Pursuant to the Loan Agreement, Lender committed to make advances under a term loan facility up to $6,000,000 from time to time through December 31, 1997. As of the date of this Amendment, advances in the aggregate principal amount of approximately $5,000,000 have been made under the Loan Agreement. To secure its borrowings under the Loan Agreement, Borrower executed a Security Agreement (Equipment) dated as of January 28, 1997, granting to Lender a security interest in specific items of equipment financed with the proceeds of the advances.

         C. Borrower has requested that Lender extend the availability of its lending commitment from December 31, 1997 through June 30, 1998. Lender is willing to so extend its commitment on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The date in clause (b) of the definition of "Termination Date" is amended to replace the phrase "December 31, 1997" with "June 30, 1998."

         2. The form of Security Agreement (Equipment) attached to the Loan Agreement as Exhibit "C", and required under Sections 2.10 and 4.1(f) of the Loan Agreement, is hereby replaced with the form of Amended and Restated Security Agreement attached to this Amendment as Exhibit C.

         3. As conditions to the effectiveness of this Amendment, (a) Borrower shall have executed and delivered to Lender the Amended and Restated Security Agreement described in Section 2 above, and an amendment to that certain warrant issued by Borrower to Lender on or about January 28, 1997, to purchase 112,500 shares of common stock of Borrower, which amendment shall adjust the Stock Purchase Price (as defined therein) to $4.42 per share, and (b) Lender shall have entered into an intercreditor agreement with Venture Lending & Leasing II, Inc. setting forth the relative priorities of their respective Liens in the Collateral on terms satisfactory to Lender.

         4. Borrower hereby confirms all representations and warranties contained in the Loan Agreement, and reaffirms all covenants set forth therein. Borrower certifies that as of the date of this Amendment there exists no Default or Event of Default.

         5. Except as specifically provided in this Amendment, all terms, provisions and conditions of the Loan Agreement remain in full force and effect, without waiver or modification. This Amendment and the Loan Agreement shall be read together as one document.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date set forth in the preamble.



                                        Digital Generation Systems, Inc.



                                        By:  _______________________
                                                Thomas P. Shanahan,
                                                Chief Financial Officer



                                        Venture Lending & Leasing, Inc.



                                        By:  _______________________
                                                Salvador O. Gutierrez,
                                                President

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


        This Amended and Restated Security Agreement is made as of December 1, 1997 by Digital Generation Systems, Inc., a California corporation ("Debtor"), in favor of Venture Lending & Leasing, Inc., a Maryland corporation ("Lender").

                                    RECITALS

        A. Debtor and Lender are parties to a Loan Agreement dated January 28, 1997, pursuant to which Lender committed to make and has made certain term loans to Debtor (the "Loan Agreement"). Debtor's obligations to Lender are secured pursuant to a Security Agreement (Equipment) dated January 28, 1997 (the "Prior Security Agreement"), pursuant to which Debtor has granted to Lender Liens on equipment financed under the Loan Agreement.

        B. Debtor has asked Lender to extend the availability of the unfunded portion of Lender's commitment, which Lender is willing to do on the terms set forth in a First Amendment to the Loan Agreement of even date herewith. Debtor also desires to incur up to an additional $5,500,000 of indebtedness to Venture Lending & Leasing II, Inc., a Maryland corporation ("VLL II"), to be secured by a lien on substantially all of Debtor's assets now owned and hereafter acquired.

        C. As a condition to the effectiveness of the First Amendment, Debtor and Lender have agreed that the Prior Security Agreement shall be amended to expand the scope of collateral covered thereby, pursuant to this complete amendment and restatement of the Prior Security Agreement.

        D. Debtor acknowledges that Lender and VII II are entering into a separate Intercreditor Agreement pursuant to which Lender and VLL II will agree, as between themselves, that Lender's Liens on items of equipment financed by it under the Loan Agreement will be senior in priority to the Liens of VLL II in such items of Equipment Collateral, and that the Liens of VLL II in all other Collateral securing its loans to Debtor will be senior in priority to the Liens of Lender in such other Collateral.

                                II. - DEFINITIONS

The following definitions shall be applicable to both the singular and plural forms of the defined terms:

               "ACCOUNT" means a right to payment for goods sold or leased by Debtor or for services rendered by Debtor, which right is not evidenced by an instrument or chattel paper, whether or not earned by performance.

               "AGREEMENT" means this Amended and Restated Security Agreement, as it may be amended from time to time.

               "COLLATERAL" means all Debtor's Accounts, Deposit Accounts, Equipment, Fixtures, General Intangibles, Goods, Inventory, Rights to Payment, and securities now owned or hereafter acquired, wherever located, and whether held by Debtor or any third party, and all royalties, proceeds and products thereof, including all insurance and condemnation proceeds ("Proceeds"), and all monies now or at any time hereafter in the possession or under the control of Lender or a bailee or affiliate of Lender, including any cash collateral in any cash collateral or other account, and all Records. Notwithstanding the foregoing, "Collateral" shall not include (i) any equipment, property or assets of the Debtor leased from or financed by a third party to the extent the contracts evidencing such lease or financing prohibit the granting by Debtor of any other security interest therein, (ii) any rights of Debtor under any license or contract if and to the extent that the granting of a security interest therein in favor of Lender would violate the terms of such license or contract, or (iii) any other rights or property the assignment of which for security purposes is prohibited by law.

                                  EXHIBIT C
                              TO LOAN AGREEMENT

               "DEPOSIT ACCOUNTS" means all Debtor's demand, time, savings, passbook or similar accounts maintained with a financial institution or credit union.

               "EQUIPMENT" means all of Debtor's equipment now owned or hereafter acquired, including but not limited to machinery, machine parts, furniture, furnishings and all tangible personal property used in the business of Debtor and all such property which is or is to become fixtures on real property, and all improvements, replacements, accessions and additions thereto, wherever located, and all proceeds thereof arising from the sale, lease, rental or other use or disposition of any such property, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

               "EVENT OF DEFAULT" means an event described in Article 6.

               "FIXTURES" means all items of personal property of Debtor that are so related to the real property upon which they are located that an interest in them arises under real property law, and improvements, replacements, parts, accessions and additions thereto, and substitutions therefor.

               "GENERAL INTANGIBLES" means all personal property of Debtor, other than Goods, not otherwise defined as Collateral, including without limitation all interests or claims in insurance policies; literary property; tradenames, tradename rights; Trademarks, Trademark rights, copyrights, Patents, and all applications therefor; licenses, permits, franchises and like privileges or rights issued by any governmental or regulatory authority; income tax refunds; customer lists; claims and causes of action (whether in contract, tort or otherwise), judgments and all guaranty claims, leasehold interests in personal property, security interests or other security held by or guaranteed to the Debtor to secure the payment by an account debtor of any of the Accounts.

               "GOODS" means all money and other personal property of Debtor, other than General Intangibles, not otherwise defined as Collateral.

               "INDEBTEDNESS" means all debts, obligations and liabilities of Debtor to Lender currently existing or now or hereafter made, incurred or created under, pursuant to or in connection with the Loan Agreement, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by Lender by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable; and all renewals, extensions and modifications thereof; and all attorneys' fees and costs incurred by Lender in connection with the collection and enforcement thereof as provided for in any Loan Document.

               "INVENTORY" means all Debtor's raw materials, advertising, packaging and shipping materials, work in process, finished goods and goods held for sale or lease or furnished under contracts of service, and all returned and repossessed goods, and all goods covered by documents of title, including warehouse receipts, bills of lading and all other documents of every type covering all or any part of the Collateral.

               "LIEN" means any voluntary or involuntary security interest, mortgage, pledge, claim, charge, encumbrance, title retention agreement, or third party interest covering all or any part of the property of Debtor or any other Person.

               "LOAN AGREEMENT" means that certain Loan Agreement between Debtor and Lender dated January 28, 1997, as amended from time to time.

               "LOAN DOCUMENTS" means this Agreement, the Loan Agreement, any evidence of Indebtedness, any guaranty, security or pledge agreement, or deed of trust delivered in connection with any Indebtedness, and all other contracts, instruments, addenda and documents executed in connection therewith.

               "PATENT LICENSE" means any written agreement now or hereafter in existence granting to Debtor any right to make, use, sell or practice any invention on which a Patent is in existence.

               "PATENTS" means all of the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, and (ii) all reissues, divisions, continuations, continuations-in-part, renewals or extensions thereof.

               "PERMITTED LIENS" is defined in the Loan Agreement, and includes without limiting the provisions of the Loan Agreement, (i) Liens in favor of VLL II, and (ii) Liens on assets of Debtor's wholly-owned subsidiary, MediaTech, Inc., in favor of Republic Acceptance Corporation or any successor commercial or institutional lender to secure a working capital credit facility to MediaTech.

               "PERSON" means any individual or entity.

               "RECORDS" means all Debtor's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Debtor's business.

               "RIGHTS TO PAYMENT" means all Debtor's accounts, instruments, contract rights, documents, chattel paper and all other rights to payment, including, without limitation, the Accounts, all negotiable certificates of deposit and all rights to payment under any Patent License, any Trademark License, or any commercial or standby letter of credit.

               "TRADEMARK LICENSE" means any written agreement now or hereafter in existence granting to Debtor any right to use any Trademark.

               "TRADEMARKS" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or will appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, and
(ii) all reissues, divisions, continuations, continuations-in-part, renewals or extensions thereof.

               "UNIFORM COMMERCIAL CODE" means the California Uniform Commercial Code, as amended from time to time.

Terms not specifically defined in this Agreement have the meanings ascribed thereto in the Loan Agreement and the Uniform Commercial Code.

                        III. - GRANT OF SECURITY INTEREST

To secure the timely payment of the Indebtedness and performance of all obligations of Debtor to Lender, Debtor grants to Lender security interests in the Collateral.

                      IV. - REPRESENTATIONS AND WARRANTIES

Debtor represents and warrants that, at all times during the term of this
Agreement:

        A. GOVERNMENTAL ACTIONS. Debtor has obtained all consents and actions of, and has performed all filings with, any governmental or regulatory authority that are required to authorize the execution, delivery or performance of this Agreement or the granting or perfecting of Lender's security interest in the Collateral.

        B. TITLE. Except for the security interests created by this Agreement, and Permitted Liens, (i) Debtor is and will be the unconditional legal and beneficial owner of the Collateral, and (ii) the Collateral is genuine and subject to no Liens, rights or defenses of others. There exist no prior assignments or encumbrances of record with the U.S. Patent and Trademark Office affecting any Collateral in favor of any third party other than Lender.

        C. RIGHTS TO PAYMENT. The names of the obligors, amount owing to Debtor, due dates and all other information with respect to the Rights to Payment are and will be correctly stated in all material respects in all Records relating to the Rights to Payment. Debtor further represents and warrants, to its knowledge, that each Person appearing to be obligated on a Right to Payment has authority and capacity to contract and is bound as it appears to be.

        D. CHIEF EXECUTIVE OFFICE. Debtor's chief executive office is located at:


    Address                   City                County              State          Zip
    -------                   ----                ------              -----          ---
875 Battery Street      San Francisco        San Francisco             CA           94111

        E. INVENTORY LOCATION. Other than as set forth in Section 3.4, Inventory is located at:

    Address                   City                County              State          Zip
    -------                   ----                ------              -----          ---
901 Sansome Street       San Francisco       San Francisco            CA             94111
10545 Burbank Blvd.      N. Hollywood        Los Angeles              CA             91601 (MediaTech
                                                                                                  West)
219 E. 44th Street       New York            New York                 NY             10017 (PDR)
216 W. 18th Street       New York            New York                 NY             10011 (MediaTech
                                                                                                  East)
110 W. Hubbard St.       Chicago                                      IL             60610 (MediaTech
                                                                                                  Central)
100 High Rise Dr.,       Louisville                                   KY             40213
  Suite 124


        F. RECORDS LOCATION. Other than as set forth in Section 3.4, Records are maintained at:

    Address                   City                County              State          Zip
    -------                   ----                ------              -----          ---

219 E. 44th Street       New York            New York                 NY             10017 (PDR)
110 W. Hubbard St.       Chicago                                      IL             60610 (MediaTech
                                                                                               Central)


        G. EQUIPMENT OR FIXTURES LOCATION. Other than as set forth in Section 3.4, Equipment or Fixtures are located at:

    Address                   City                County              State          Zip
    -------                   ----                ------              -----          ---


        H. OTHER PLACES OF BUSINESS. In addition to the locations set forth in Sections 3.4 through 3.7, Debtor maintains the following place(s) of business:

    Address                   City                County              State          Zip
    -------                   ----                ------              -----          ---





        I. BUSINESS NAMES. Debtor has conducted business in the following names other than the name stated in the preamble to this Agreement:

                  MediaTech, Inc.
                  Starcom Television
                  PDR Productions, Inc.


                           V. - AFFIRMATIVE COVENANTS

During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to Lender, Debtor will:

        A. DELIVERY OF CERTAIN ITEMS. Deliver to Lender promptly (a) upon Lender's request, duplicate invoices with respect to each Account bearing such language of assignment as Lender shall reasonably specify; (b) the originals of all commercial and standby letters of credit, instruments, documents and chattel paper constituting Collateral, endorsed and assigned as Lender shall reasonably specify; (c) after an Event of Default, all Proceeds; (d) upon Lender's request, returned property resulting from, or payment equal to any allowance or credit on, Rights to Payment; (e) such specific acknowledgments, assignments or other agreements as Lender may reasonably request relating to the Collateral; and (f) such Records and other reports in such form and detail and at such times as Lender may reasonably require relating to the Collateral, including without limitation reports of acquisition, and disposition, agings, and collection of any Collateral. If any of the Rights to Payment become evidenced by an instrument, Debtor will notify Lender thereof and, upon request by Lender promptly deliver such instrument to Lender appropriately endorsed to the order of Lender as further security for the satisfaction in full of the Indebtedness.

        B. MAINTENANCE OF COLLATERAL; INSPECTION. Do all things reasonably necessary to maintain, preserve, protect and keep all Collateral in good working order and salable condition, ordinary wear and tear excepted, deal with the Collateral in all ways as are considered good practice by owners of like property, and use the Collateral lawfully and, to the extent applicable, only as permitted by Debtor's insurance policies. Upon reasonable prior notice at reasonable times during normal business hours, Debtor hereby authorizes Lender's officers, employees, representatives and agents to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Debtor's officers and employees, and, in the case of any Right to Payment, with any Person which is or may be obligated thereon.

        C. MAINTENANCE OF RECORDS; INSPECTION. Maintain, or cause to be maintained, complete and accurate Records relating to the Collateral. Upon reasonable prior notice at reasonable times during normal business hours, Lender, its officers, employees, agents and representatives shall have the right, from time to time, to examine the Records and to make copies or extracts therefrom.

        D. DEBTOR'S DUTY TO GIVE NOTICE. Give prompt notice to Lender of: (a) except as permitted in Section 5.5, any material discount, credit, rebate or other reduction in the amount owing on a material Right to Payment; (b) any threatened or asserted dispute, setoff, claim, counterclaim or defense with respect to a Right to Payment; (c) any material decrease in the value of any Collateral and the amount of such decrease (other than depreciation calculated in the ordinary course of business under applicable tax laws and regulations and in accordance with generally accepted accounting principles); (d) any litigation or administrative or regulatory proceeding which may have a material adverse effect on Debtor or its business; (e) to the extent Debtor has actual knowledge thereof, any change in the ownership of any property on which Debtor's chief executive office is located; and (f) the occurrence of any Default or Event of Default or of any other development, financial or otherwise, which might materially adversely affect the Collateral or Debtor's ability to pay the Indebtedness or perform its obligations to Lender.

        E. FINANCING STATEMENTS AND OTHER ACTIONS. Execute and deliver to Lender, and file or record at Debtor's expense, all financing statements, notices and other documents (including, without limitation, any filings with the United States Patent and Trademark Office) from time to time reasonably requested by any Lender to maintain a first perfected security interest in the Collateral in favor of Lender, all in form and substance satisfactory to Lender; perform such other acts, and execute and deliver to Lender such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or Lender's rights, powers and remedies hereunder.

                            VI. - NEGATIVE COVENANTS

During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to Lender, Debtor will not:

        A. LIENS. Create, incur, assume or permit to exist any Lien on any Collateral, except Permitted Liens.

        B. DOCUMENTS OF TITLE. Sign or authorize the signing of any financing statement or other document naming Debtor as debtor or obligor, or acquiesce or cooperate in the issuance of any bill of lading, warehouse receipt or other document or instrument of title with respect to any Collateral, except those negotiated to Lender, or those naming Lender as secured party.

        C. DISPOSITION OF COLLATERAL. Sell, transfer, lease or otherwise dispose of any Collateral except for fair consideration or in the ordinary course of its business.

        D. CHANGE IN LOCATION OR NAME. Fail to give written notice to Lender within 30 days after the occurrence of any: (a) change in the location of any Collateral or Records, its chief executive office, or a place of business other than as specified in Article 3; or (b) change its name, mailing address, location of Collateral, or its legal structure.

        E. CERTAIN AGREEMENTS ON RIGHTS TO PAYMENT. Other than in the ordinary course of business, make or arrange to make any material discount, credit, rebate or other reduction in the original amount owing on a Right to Payment or accept in satisfaction of a Right to Payment less than the original amount thereof, except as disclosed to Lender in writing from time to time.

                            VII. - EVENTS OF DEFAULT

        A. EVENT OF DEFAULT. The occurrence of any "Event of Default" as defined in the Loan Agreement, failure by Debtor to perform any of its duties or obligations under this Agreement, or breach by Debtor of any of its representations hereunder shall constitute an Event of Default hereunder.

        B. ACCELERATION AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Lender shall be entitled to, at its option,
(a) declare all or any part of the Indebtedness immediately due and payable; (b) exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code or any other applicable law; and (c) exercise any or all of its rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Debtor under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Indebtedness is rescinded or must otherwise be returned by Lender upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made.

        C. SALE OF COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, Lender may sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Lender may deem commercially reasonable. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Lender may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser, but Lender shall not incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Lender may, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction. Without limiting the generality of the foregoing, if an Event of Default is in effect,

                           (1) Subject to the rights of any third parties, Lender may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as Lender shall in its sole discretion determine;

                           (2) Lender may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and Debtor hereby releases Lender from, and agrees to hold Lender free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto other than claims arising out of Lender's gross negligence or willful misconduct; and

                           (3) upon request by Lender, Debtor will execute and deliver to Lender a power of attorney, in form and substance reasonably satisfactory to Lender for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent or Trademark. In the event of any such disposition pursuant to this clause 3, Debtor shall supply its know-how and expertise relating to the products or services made or rendered in connection with Patents, the manufacture and sale of the products bearing Trademarks, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to Lender.

        D. DEBTOR'S OBLIGATIONS UPON DEFAULT. Upon the request of Lender after the occurrence and during the continuance of an Event of Default, Debtor will:

                           1. Assemble and make available to Lender the Collateral at such place(s) as Lender shall reasonably designate, segregating all Collateral so that each item is capable of identification; and

                           2. Subject to the rights of any lessor, permit Lender, by Lender's officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral, to complete the processing, manufacture or repair of any Collateral, and to remove the Collateral, or to conduct any public or private sale of the Collateral, all without any liability of Lender for rent or other compensation for the use of Debtor's premises.

                      VIII. - SPECIAL COLLATERAL PROVISIONS

        A. COMPROMISE AND COLLECTION. Debtor and Lender recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Rights to Payment; that certain of the Rights to Payment may be or become uncollectible in whole or in part; and that the expense and probability of success of litigating a disputed Right to Payment may exceed the amount that reasonably may be expected to be recovered with respect to such Right to Payment. Debtor hereby authorizes Lender, after and during the continuance of an Event of Default, to compromise with the obligor, accept in full payment of any Right to Payment such amount as Lender shall negotiate with the obligor, or abandon any Right to Payment. Any such action by Lender shall be considered commercially reasonable so long as Lender acts in good faith based on information known to it at the time it takes any such action.

        B. PERFORMANCE OF DEBTOR'S OBLIGATIONS. Without having any obligation to do so, upon reasonable prior notice to Debtor, Lender may perform or pay any obligation which Debtor has agreed to perform or pay under this Agreement, including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral. In so performing or paying, Lender shall determine the action to be taken and the amount necessary to discharge such obligations. Debtor shall reimburse Lender on demand for any amounts paid by Lender pursuant to this Section, which amounts shall constitute Indebtedness secured by the Collateral and shall bear interest from the date of demand at the rate applicable to overdue payments under the Loan Agreement.

        C. POWER OF ATTORNEY. For the purpose of protecting and preserving the Collateral and Lender's rights under this Agreement, Debtor hereby irrevocably appoints Lender, with full power of substitution, as its attorney-in-fact with full power and authority, after the occurrence and during the continuance of an Event of Default, to do any act which Debtor is obligated to do hereunder; to exercise such rights with respect to the Collateral as Debtor might exercise; to use such Inventory, Equipment, Fixtures or other property as Debtor might use; to enter Debtor's premises; to give notice of Lender's security interest in, and to collect the Collateral; and to execute and file in Debtor's name any financing statements, amendments and continuation statements necessary or desirable to perfect or continue the perfection of Lender's security interests in the Collateral. Debtor hereby ratifies all that Lender shall lawfully do or cause to be done by virtue of this appointment.

        D. AUTHORIZATION FOR LENDER TO TAKE CERTAIN ACTION. The power of attorney created in Section 7.3 is a power coupled with an interest and shall be irrevocable. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Lender or any of its directors, officers, employees, agents or representatives be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct. After the occurrence and during the continuance of an Event of Default, Lender may exercise this power of attorney without notice to or assent of Debtor, in the name of Debtor, or in Lender's own name, from time to time in Lender's sole discretion and at Debtor's expense. To further carry out the terms of this Agreement, after the occurrence and during the continuance of an Event of Default, Lender may:

                           1. Execute any statements or documents or take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting Collateral, or constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral.

                           2. Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit relating to Collateral; assignments, verifications and notices in connection with Accounts; or any other documents relating to the Collateral, including without limitation the Records.


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                           3. Use or operate Collateral or any other property of
         Debtor for the purpose of preserving or liquidating Collateral.

                           4. File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Lender for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral.

                           5. Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Lender for the purpose of protecting or collecting the Collateral. In furtherance of this right, upon the occurrence and during the continuance of an Event of Default, Lender may apply for the appointment of a receiver or similar official to operate Debtor's business.

                           6. Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts at Lender's sole discretion, toward repayment of the Indebtedness or replacement of the Collateral.

        E. APPLICATION OF PROCEEDS. Any Proceeds and other monies or property received by Lender pursuant to the terms of this Agreement or any Loan Document may be applied by Lender first to the payment of expenses of collection, including without limitation reasonable attorneys' fees, and then to the payment of the Indebtedness in such order of application as Lender may elect.

        F. DEFICIENCY. If the Proceeds of any disposition of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all the Indebtedness, plus all other sums required to be expended or distributed by Lender, then Debtor shall be liable for any such deficiency.

        G. LENDER TRANSFER. Upon the transfer of all or any part of the Indebtedness, Lender may transfer all or part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Lender hereunder with respect to such Collateral so transferred, but with respect to any Collateral not so transferred, Lender shall retain all rights and powers hereby given.

        H. LENDER'S DUTIES.

                           1. Lender shall use reasonable care in the custody and preservation of any Collateral in its possession. Without limitation on other conduct which may be considered the exercise of reasonable care, Lender shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, declining value, tenders or other matters relative to any Collateral, regardless of whether Lender has or is deemed to have knowledge of such matters; or taking any necessary steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Lender be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Lender.

                           2. Lender may at any time deliver the Collateral or any part thereof to Debtor and the receipt of Debtor shall be a complete and full acquittance for the Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor.


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
                           3. Neither Lender, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Lender shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Debtor or any other party through the ordinary negligence of Lender, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Lender.

                            IX. - GENERAL PROVISIONS

        A. NOTICES. Any notice given by any party under this Agreement shall be given in the manner prescribed in the Loan Agreement.

        B. BINDING EFFECT. This Agreement shall be binding upon Debtor, its permitted successors, representatives and assigns, and shall inure to the benefit of Lender and its successors and assigns.

        C. RIGHTS CUMULATIVE. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

        D. UNENFORCEABLE PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid and enforceable.

        E. GOVERNING LAW. Except as may be otherwise provided by the Uniform Commercial Code, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

        F. TERMINATION. Subject to Section 6.2 of this Agreement, upon the payment in full of the Indebtedness and if Lender has no further obligations under its Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination, the Lender shall, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

        G. ENTIRE AGREEMENT. This Agreement is intended by Debtor and Lender as the final expression of Debtor's obligations to Lender in connection with the Collateral and supersedes all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only by a


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writing signed by Debtor and accepted by Lender in writing.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Security Agreement as of the date set forth in the preamble.

                                       DIGITAL GENERATION SYSTEMS, INC.



                                       By:  ___________________________
                                       Name:  Thomas P. Shanahan
                                       Title:  Chief Financial Officer



                                       VENTURE LENDING & LEASING, INC.



                                       By:  ___________________________
                                       Name:  Salvador O. Gutierrez
                                       Title:  President





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